united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act File Number 811-22785

Realty Capital Income Funds Trust

(Exact name of registrant as specified in charter)

405 Park Avenue, 14th Floor, New York, New York 10022

(Address of principal executive offices) (Zip code)

Edward M. Weil, Jr., President, Trustee and Chairman of the Board

405 Park Avenue, 14th Floor, New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-415-6500

Date of fiscal year end: 3/31

Date of reporting period: 3/31/16

Item 1. Reports to Shareholders.

REALTY CAPITAL

INCOME FUNDS TRUST

Annual Report

March 31, 2016

www.arcincomefunds.com

1-866-271-9244

Distributed by RFS Partners, LP, member FINRA

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Portfolio Manager’s Commentary – AR Capital Real Estate Income Fund

March 31, 2016 marked the end of the AR Capital Real Estate Income Fund’s (“the Fund”) third fiscal period of operations. We once again take this opportunity to thank you for the confidence and trust that you have placed with us.

The investment objective of the Fund is to provide current income with the potential for capital appreciation.

Since its inception, the Fund has navigated through volatile equity and debt capital markets. This volatility has been driven by geopolitical instability, a manic global economic recovery, unpredictable currency markets and uncertainty surrounding how listed real estate investment trust (“REIT”) securities will respond to a measured increase in interest rates.

Despite these factors, the Fund has provided investment results in accordance with its objective, with its emphasis on income and higher relative price stability. The Fund provided these results by utilizing a disciplined investment management process to identify attractively valued industry segments and individual companies.

Over the preceding operating period, Fund management continued to take advantage of strong operating fundamentals across the apartment sector, as this segment continued to benefit from the surge in the millennial demographic, who prefer more mobile lifestyles, and desire more urban/infill apartment living.

The Fund also remained focused on the industrial sector, where demand remains robust and supply remains restrained. Rent growth in major US markets for industrial real estate remains solid, while cyclically low vacancy levels are being observed across both “A” and “B” assets.

The Fund’s overweight investment allocation to the office sector continued to benefit from improving office-using fundamentals especially in coastal central business district (CBD) markets. We further increased our allocation to this segment during a lull in valuations during early 2016. As a result, this allocation decision helped to deliver solid returns, lifting the overall total return provided to shareholders.

Our allocation to the mall sector continued to benefit from solid fundamentals as tenant bankruptcies have subsided, industry-wide occupancy remains strong, and landlords continue to back fill large-box retail vacancies through repositioning and re-tenanting strategies. Tenant sales growth, while moderating, remains healthy, which further supports attractive leasing spreads and rent growth. We were, for the most part, invested in “A” quality regional mall positions for the majority of the year through our equity investments, albeit underweight relative to our index. As a result, this allocation decision modestly detracted from overall shareholder return. However, our security selection and investment timing in such names provided attractive results.

Within the shopping center sector, fundamentals remain solid, providing investors with consistent and visible operating income growth. As in the mall sector, certain anticipated bankruptcies allowed landlords to improve tenant quality while affording redevelopment opportunities at attractive economics. We were underweight this sector in our equity allocation for much of the operating period. However, our security selection helped provide uplift to our trailing 1-year returns on both an absolute and relative basis.

Our market weight allocation to the self-storage sector helped deliver solid results for the period ending March 31, 2016. Despite allocating to smaller market capitalization issuers, our respective investments in these names aggregated to an overall sector weight.

Finally, we ended the operating period significantly underweright to the lodging segment, as management remains concerned about operating fundamentals, new supply and the point we are at in the current lodging operating cycle.

In the tables and exhibits that follow, we provide a snapshot of our holdings as of March 31, 2016.

Once again, we thank you for your support and confidence in the Fund.

Christopher Pike, CFA

Chief Investment Officer & Portfolio Manager

AR Capital Real Estate Income Fund
Portfolio Review, March 31, 2016 (Unaudited)

Total returns for the year ending March 31, 2016, compared to its broad market indices:

		Annualized
	One Year	Since Inception [4]
Class A (without sales charge)	2.79%	9.06%
Class A (with sales charge)	(1.86)%	7.30%
Class C	2.37%	8.36%
Class C (assuming imposition of deferred sales charge)	1.43%	8.36%
Advisor Class	2.90%	9.25%
FTSE/NAREIT All Equity REITs Index [1]	4.06%	10.32%
Barclays U.S. Aggregate Bond Index [2]	1.96%	3.05%
S&P 500 Total Return Index [3]	1.78%	10.65%

1	The FTSE/NAREIT All Equity REITs Index is a market capitalization weighted return index of all U.S. REITS that exceed minimum liquidity criteria concerning market cap, shares outstanding, trading volume and per share market price. Investors cannot invest directly in an index.

2	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

3	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

4	Inception of the Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Past performance is no guarantee of future results. Returns for periods of less than one year are not annualized. Class A shares of the Fund are subject to a maximum sales load of 4.50%.

The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, gross of fee waivers and expense reimbursements, are 2.46%, 3.21% and 2.21%, respectively, as stated in the prospectus dated August 1, 2015. The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, after fee waivers and expense reimbursement, are 1.40%, 2.15% and 1.15%, respectively, as stated in the prospectus dated August 1, 2015. The current fee waiver and reimbursement arrangements will remain in effect through at least August 1, 2016. Without these fee waivers and reimbursements, the performance quoted above would be lower.

AR Capital Real Estate Income Fund
Portfolio Review, March 31, 2016 (Unaudited) (Continued)

Portfolio Composition	% of Net Assets
REITS - Office Property	18.1%
REITS - Shopping Centers	14.7%
REITS - Regional Malls	14.2%
REITS - Apartments	13.4%
REITS - Mortgage	9.5%
REITS - Warehouse/Industrial	6.6%
REITS - Storage	6.3%
REITS - Hotels	4.3%
REITS - Triple Net	3.6%
REITS - Manufactured Homes	3.0%
Other/Cash & Equivalents	6.3%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed analysis of the Fund holdings.

Portfolio Manager’s Commentary – AR Capital BDC Income Fund

We would like to start by saying thank you for your continued support and interest in the AR Capital BDC Income Fund (“the Fund”).

Since inception on May 2, 2014, the AR Capital BDC Income Fund (the “Fund”) has navigated a volatile market environment with several negative headwinds that impacted the Business Development Company (“BDC”) market and broader financial markets. Investors have dealt with uncertainty over interest rates, geopolitical and growth concerns, specifically with regards to Greece and China, and the continued impact of low oil prices on both the equity and credit markets. Additionally, there was a technical sell off in the BDC market when it was announced that BDCs would be excluded from the Russell indices due to associated underlying fees and expenses.

Despite these negative factors, the Fund performed in accordance with its investment objective with emphasis on current income, lower relative volatility, and protecting principal. The Fund did so by investing in senior secured debt-focused BDCs with sustainable dividend distributions and below market energy exposure. Additionally, the Fund is overweight BDCs with shareholder friendly fee structures currently in place or likely to be implemented due to shareholder activism.

As we look forward to 2016, the BDC market continues to trade at a discount to historical price to book multiples spurring talk of manager consolidation and a rise in activist investors. In recent months, several BDCs, all trading at significant discounts to book, have been targeted by activist investors. TPG Specialty Lending, Inc. (“TSLX”), Benefit Street Partners, LLC (“BSP”), and NexPoint Advisors, L.P. (“NexPoint”) all have made bids to acquire TICC Capital Corp (“TICC”). Another large investor called for KCAP Financial Inc. (“KCAP”) to undertake shareholder friendly actions, including stock buy-backs. Additionally, activist investor Elliott Management Corp. (“Elliott”) has requested American Capital Ltd. (“ACAS”) undergo strategic alternatives including the possible sale of the internal manager and liquidation of assets. Finally, RiverNorth Capital Management, LLC (“RiverNorth”) has pushed for changes in the management contracts of both Fifth Street Finance Corp. (“FSC”) and Fifth Street Floating Rate Corp. (“FSFR”). The activism has led to several recent shareholder friendly changes including:

●	Lower base management fees and installing total return hurdles

●	Fee waivers to cover dividend distributions through Net Investment Income

●	Increased share buyback programs

●	New prudent dividend policies

As of March 31, 2016, roughly 96.2% of the Fund was invested in common stock of public BDCs. 3.8% of the Fund’s net assets were in cash and cash equivalents. There were no other allocations.

AR Capital BDC Income Fund 3/31/2016 Allocations

At Fiscal Year end, the Fund held 18 different securities across 18 different BDCs and specialty finance companies. Our top holding was FSFR representing 8.6% of the Fund’s assets, followed by ACAS (8.4%), and Ares Capital Corp. (7.9%). Our top 10 holdings represented 69.3% of the Fund’s assets. A complete list of the Fund’s top 10 holdings, excluding short-term investments, as of March 31, 2016, is presented as follows:*

Security	Security Type	% of Portfolio
Fifth Street Senior Floating Rate Corp.	Common Stock	8.6%
American Capital Ltd.	Common Stock	8.4%
Ares Capital Corp.	Common Stock	7.9%
NewStar Financial, Inc.	Common Stock	7.4%
Alcentra Capital Corp.	Common Stock	7.2%
TriplePoint Venture Growth BDC Corp.	Common Stock	7.1%
Fifth Street Finance Corp.	Common Stock	6.3%
Garrison Capital, Inc.	Common Stock	6.1%
THL Credit, Inc.	Common Stock	5.3%
Solar Capital Ltd.	Common Stock	5.0%
Top 10 Holdings		69.3%

AR Capital BDC Income Fund
Portfolio Review, March 31, 2016 (Unaudited)

Total returns for the year ending March 31, 2016, compared to its broad market indices:

		Annualized
	One Year	Since Inception [3]
Class A (without sales charge)	(4.83)%	(1.77)%
Class A (with sales charge)	(9.16)%	(4.10)%
Class C	(5.40)%	(4.51)%
Class C (assuming imposition of deferred sales charge)	(6.28)%	(4.51)%
Advisor Class	(5.76)%	(2.25)%
Wells Fargo BDC Index [1]	(4.41)%	(2.24)%
S&P 500 Total Return Index [2]	1.78%	7.12%

1	The Wells Fargo Business Development Company Index is a float-adjusted, capitalization-weighted index that is intended to measure the performance of all BDCs that are listed on the New York Stock Exchange or NASDAQ and satisfy specified market capitalization and other eligibility requirement. To qualify as a BDC, the company must be registered with the Securities and Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940. Investors cannot invest directly in an index.

2	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3	Inception of the Fund is April 22, 2014; the commencement of operations and start of performance is May 2, 2014 for Class A shares, Advisor Class shares and Indices. Class C shares commenced operations on September 9, 2014.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Past performance is no guarantee of future results. Returns for periods of less than one year are not annualized. Class A shares of the Fund are subject to a maximum sales load of 4.50%.

The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, gross of fee waivers and expense reimbursements, including the cost of underlying funds, are 14.83%, 15.58% and 14.58%, respectively, as stated in the supplement to the prospectus dated November 3, 2015. The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, after fee waivers and expense reimbursement, including the cost of underlying funds, are 9.30%, 10.05% and 9.05%, respectively, as stated in the supplement to the prospectus dated November 3, 2015. The current fee waiver and reimbursement arrangements will remain in effect through at least August 1, 2016. Without these fee waivers and reimbursements, the performance quoted above would be lower.

Portfolio Composition	% of Net Assets
Investment Companies	88.8%
Diversified Financial Services	7.4%
Other/Cash & Equivalents	3.8%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed analysis of the Fund holdings.

Portfolio Manager’s Commentary – AR Capital Global Real Estate Income Fund

March 31, 2016 marked the end of the second period of operations for the AR Capital Global Real Estate Income Fund (“the Fund”). We take this opportunity to thank you for the confidence and trust that you have placed with us.

The investment objective of the Fund is to provide current income with the potential for capital appreciation.

Since its inception, the Fund has navigated through volatile global equity capital markets. This volatility has been driven by geopolitical instability, noteworthy volatility in key Asian markets associated with significant economic slowdown in China, a manic European recovery, unpredictable currency markets and uncertainty surrounding how different central banks are navigating the stimulus trade-off between growth and deflation.

Despite these factors, the Fund has provided investment results in accordance with its objective, with its emphasis on income and higher relative price stability. The Fund provided these results by utilizing a disciplined investment management process intended to identify attractively valued listed real estate securities operating in sound economic countries across the globe. Key analytical characteristics of this process include; superior market liquidity, acceptable sovereign debt loads, positive economic growth trends, healthy inflation prospects and practical sovereign rule of law. Inherent in our strategy was to mandate an overriding regional allocation for the Fund, under normal circumstances, at roughly 40% invested in listed real estate securities located outside of the U.S., and 60% concentrated in listed U.S. REIT securities.

Over the preceding operating period, management continued to take advantage of strong operating fundamentals across specific regions and countries.

As of March 31, 2016, the Fund had a regional allocation in securities of 57.8% to North America, 37.5% to Europe, the Middle East and Africa, with the remaining 4.7% in the Asia-Pacific region.

From a currency perspective, the Fund’s greatest exposure was to the US Dollar, at 57.8%, followed by the Euro (21.2%), the British Pound (16.3%), and the Japanese Yen (4.7%).

Within our country allocation, the Fund’s largest country concentration was the United States at 57.8%, followed by Britain (16.3%), France (6.8%), Germany (6.3%), Japan (4.7%), Netherlands (3.9%), Spain (0.7%) and Finland (0.6%).

In late 2015, we made a decision to move out of emerging market positions, and other markets most negatively impacted by a deceleration in the Asia-Pacific region. As a result, we were underweight in Asia, with holdings in only Japan and Australia. While our positions in Japan negatively impacted the Fund’s performance in absolute terms, our decision to underweight this market was the correct one. Further, our market-weight allocation to Australia proved to be beneficial from both an absolute and relative perspective, providing for solid total returns for shareholders.

As for our European allocations, we held an overweight exposure in Britain. This allocation detracted from shareholder returns over the last six months as uncertainty associated with Britain potentially leaving the European Union and a cooling in the transaction market associated with elevated stamp duty, resulted in an overhang for listed U.K. real estate securities. Our sector allocation across the U.K. was primarily focused in CBD office and the retail sectors. While many larger U.K. REITs and property companies hold diversified property portfolios, in many cases the two major sub-sectors for these issuers are office and retail.

We carried a retail focus across the Continent through our investments in France, the Netherlands and Finland. Here too, the uncertainty associated with slowly recovering economies dampened relative performance.

In Germany, we elected to overweight the housing sector, which proved to be a pillar of strength in our ex-U.S. portfolio. We also saw select opportunities emerge in property companies that focused in Eastern German cities, with a focus on commercial and office property. Both our regional and issuer specific allocations in Germany provided uplift to our full-year results.

Finally, our U.S. exposure helped stabilize and support shareholder returns. In general, we made specific bottom-up issuer allocations in late 2015 that proved to be very beneficial. The Fund benefited from overweight allocation toward undervalued industrial REITs as well as CBD/coastal office REITs. Detracting from overall Fund results was lackluster performance among apartment REITs, commercial mortgage REITs and manufactured housing issuers.

In the tables and exhibits that follow, we provide a snapshot of our holdings as of March 31, 2016.

Once again, we thank you for your support and confidence in the Fund.

Christopher Pike, CFA

Chief Investment Officer & Portfolio Manager

AR Capital Global Real Estate Income Fund
Portfolio Review, March 31, 2016 (Unaudited)

Total returns for the year ending March 31, 2016, compared to its broad market indices:

		Annualized
	One Year	Since Inception [3]
Class A (without sales charge)	(2.87)%	(1.90)%
Class A (with sales charge)	(7.23)%	(4.62)%
Class C	(3.33)%	(2.45)%
Class C (assuming imposition of deferred sales charge)	(4.25)%	(2.45)%
Advisor Class	(2.60)%	(1.64)%
FTSE EPRA/NAREIT Global Index [1]	0.59%	4.33%
S&P 500 Total Return Index [2]	1.78%	6.06%

1	The FTSE EPRA/NAREIT Global Index measures the total return, stated in U.S. dollar terms, of the size- and liquidity-screened stocks in both developed and emerging markets of the publicly traded real estate companies which qualify for REIT status under the tax law in the country of domicile. Investors cannot invest directly in an index.

2	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3	Inception of the Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Past performance is no guarantee of future results. Returns for periods of less than one year are not annualized. Class A shares of the Fund are subject to a maximum sales load of 4.50%.

The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, gross of fee waivers and expense reimbursements, including the cost of underlying funds, are 4.85%, 5.60% and 4.60%, respectively, as stated in the prospectus dated August 1, 2015. The total annual operating expense ratios for the Fund’s Class A shares, Class C shares and Advisor Class shares, after fee waivers and expense reimbursement, including the cost of underlying funds, are 1.52%, 2.27% and 1.27%, respectively, as stated in the prospectus dated August 1, 2015. The current fee waiver and reimbursement arrangements will remain in effect through at least August 1, 2016. Without these fee waivers and reimbursements, the performance quoted above would be lower.

Portfolio Composition	% of Net Assets
REITS/REAL ESTATE - Office	20.5%
REITS/REAL ESTATE - Diversified	13.3%
REITS/REAL ESTATE - Warehouse/Industrial	12.8%
REITS/REAL ESTATE - Retail	9.7%
REITS/REAL ESTATE - Residential	7.9%
REITS/REAL ESTATE - Commercial Mortgage	6.0%
REITS/REAL ESTATE - Storage	5.2%
Exchange Traded Funds	4.6%
REITS/REAL ESTATE - Manufactured Homes	3.9%
REITS/REAL ESTATE - Healthcare	3.9%
Other/Cash & Equivalents	12.2%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed analysis of the Fund holdings.

AR Capital Real Estate Income Fund
Schedule of Investments, March 31, 2016

Shares		Value
	COMMON STOCK - 67.5%
	REITS - APARTMENTS - 13.4%
4,624	AvalonBay Communities, Inc.	$879,485
11,375	Equity Residential	853,466
3,480	Essex Property Trust, Inc.	813,833
		2,546,784
	REITS - HEALTHCARE - 2.0%
20,000	Physicians Realty Trust	371,600

	REITS - MANUFACTURED HOMES - 3.0%
7,946	Sun Communities, Inc.	569,013

	REITS - MORTGAGE - 6.1%
23,667	Apollo Commercial Real Estate Finance, Inc.	385,772
14,495	Blackstone Mortgage Trust, Inc. - Cl. A	389,336
20,456	Starwood Property Trust, Inc.	387,232
		1,162,340
	REITS - OFFICE PROPERTY - 15.0%
6,150	Alexandria Real Estate Equities, Inc.	558,973
5,238	Boston Properties, Inc.	665,645
13,000	Kilroy Realty Corp.	804,310
8,500	SL Green Realty Corp.	823,480
		2,852,408
	REITS - REGIONAL MALLS - 7.0%
15,000	CBL & Associates Properties, Inc.	178,500
13,000	General Growth Properties, Inc.	386,490
3,725	Simon Property Group, Inc.	773,645
		1,338,635
	REITS - SHOPPING CENTERS - 5.1%
27,108	DDR Corp.	482,251
6,634	Regency Centers Corp.	496,555
		978,806
	REITS - STORAGE - 6.3%
17,900	CubeSmart	596,070
6,500	Extra Space Storage, Inc.	607,490
		1,203,560
	REITS - TRIPLE NET - 3.6%
5,046	EPR Properties	336,165
5,466	WP Carey, Inc.	340,204
		676,369
	REITS - WAREHOUSE/INDUSTRIAL - 6.0%
4,500	DCT Industrial Trust, Inc.	177,615
32,900	Duke Realty Corp.	741,566
6,457	Rexford Industrial Realty, Inc.	117,259
4,875	Terreno Realty Corp.	114,319
		1,150,759

	TOTAL COMMON STOCK (Cost - $11,513,670)	12,850,274

See accompanying notes to financial statements.

AR Capital Real Estate Income Fund
Schedule of Investments, March 31, 2016 (Continued)

Shares		Value
	PREFERRED STOCK - 28.2%
	REITS - HOTELS - 4.3%
5,900	Chesapeake Lodging Trust, 7.750%	$154,993
25,664	Summit Hotel Properties, Inc., 7.875%	671,111
		826,104
	REITS - MORTGAGE - 3.4%
7,900	ARMOUR Residential REIT, Inc., 7.875%	164,399
20,021	NorthStar Realty Finance Corp., 8.875%	479,503
		643,902
	REITS - OFFICE PROPERTY - 3.1%
11,570	Alexandria Real Estate Equities, Inc., 6.450%	299,663
4,000	Corporate Office Properties Trust, 7.375%	104,000
800	Digital Realty Trust, Inc., 5.875%	20,064
567	PS Business Parks, Inc., 5.750%	14,396
5,698	PS Business Parks, Inc., 6.450%	147,008
		585,131
	REITS - REGIONAL MALLS - 7.2%
28,054	CBL & Associates Properties, Inc., 6.625%	673,016
27,000	General Growth Properties, Inc., 6.375%	699,300
		1,372,316
	REITS - SHOPPING CENTERS - 9.6%
17,297	Cedar Realty Trust, Inc., 7.250%	438,133
22,250	DDR Corp., 6.250%	578,722
12,197	Kimco Realty Corp., 6.000%	316,024
19,200	Regency Centers Corp., 6.625%	499,392
		1,832,271
	REITS - TRIPLE NET - 0.0%
100	EPR Properties, 6.625%	2,620

	REITS - WAREHOUSE/INDUSTRIAL - 0.6%
4,280	STAG Industrial, Inc., 6.625%	107,214

	TOTAL PREFERRED STOCK (Cost - $4,899,142)	5,369,558

Par Value
	BONDS & NOTES - 1.3%
	REITS - HEALTHCARE - 1.3%
$250,000	Sabra Health Care LP, 5.500%, 02/01/2021	251,875
	TOTAL BONDS & NOTES (Cost - $249,023)	251,875

Shares
	SHORT-TERM INVESTMENTS - 2.4%
449,142	BlackRock Liquidity Funds T-Fund Portfolio, 0.20% [1]
	TOTAL SHORT-TERM INVESTMENTS (Cost - $449,142)	449,142

	TOTAL INVESTMENTS - 99.4% (Cost - $17,110,977) [2]	$18,920,849
	OTHER ASSETS LESS LIABILITIES - 0.6%	108,269
	NET ASSETS - 100.0%	$19,029,118

LP - Limited Partnership

REIT - Real Estate Investment Trust

[1]	Rate shown represents the rate at March 31, 2016, is subject to change and resets daily.

[2]	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $17,129,267 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,875,241
Unrealized depreciation:	(83,659)
Net unrealized appreciation:	$1,791,582

See accompanying notes to financial statements.

AR Capital BDC Income Fund
Schedule of Investments, March 31, 2016

Shares		Value
	COMMON STOCK - 96.2%
	DIVERSIFIED FINANCIAL SERVICES - 7.4%
153,687	NewStar Financial, Inc. *	$1,344,761

	INVESTMENT COMPANIES - 88.8%
112,552	Alcentra Capital Corp.	1,308,980
99,996	American Capital Ltd. *	1,523,939
97,006	Ares Capital Corp.	1,439,569
228,214	Fifth Street Finance Corp.	1,145,634
196,263	Fifth Street Senior Floating Rate Corp.	1,556,366
102,687	Garrison Capital, Inc.	1,101,832
46,910	Harvest Capital Credit Corp.	570,895
62,576	Hercules Capital, Inc.	751,538
38,185	Monroe Capital Corp.	528,862
37,393	New Mountain Finance Corp.	472,647
49,572	OFS Capital Corp.	641,957
43,404	PennantPark Floating Rate Capital Ltd.	507,827
52,671	Solar Capital Ltd.	910,155
73,755	Stellus Capital Investment Corp.	753,776
46,461	TCP Capital Corp.	692,733
88,847	THL Credit, Inc.	962,213
122,703	TriplePoint Venture Growth BDC Corp.	1,288,381
		16,157,304

	TOTAL COMMON STOCK (Cost - $17,799,298)	17,502,065

	SHORT-TERM INVESTMENTS - 4.2%
769,671	BlackRock Liquidity Funds T-Fund Portfolio, 0.20% [1]
	TOTAL SHORT-TERM INVESTMENTS (Cost - $769,671)	769,671

	TOTAL INVESTMENTS - 100.4% (Cost - $18,568,969) [2]	$18,271,736
	LIABILITIES LESS OTHER ASSETS - (0.4)%	(70,910)
	NET ASSETS - 100.0%	$18,200,826

*	Non-income producing security.

1	Rate shown represents the rate at March 31, 2016, is subject to change and resets daily.

[2]	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $19,268,750 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$475,849
Unrealized depreciation:	(1,472,863)
Net unrealized depreciation:	$(997,014)

See accompanying notes to financial statements.

AR Capital Global Real Estate Income Fund
Schedule of Investments, March 31, 2016

Shares		Value
	COMMON STOCK - 87.5%
	REITS/REAL ESTATE - APARTMENTS RESIDENTIAL - 1.8%
1,250	ADO Properties SA *	$42,903
4,500	Sponda OYJ	18,961
		61,864
	REITS/REAL ESTATE - COMMERCIAL MORTGAGE - 6.0%
6,560	Apollo Commercial Real Estate Finance Inc.	106,928
3,600	Blackstone Mortgage Trust Inc.	96,696
		203,624
	REITS/REAL ESTATE - DIVERSIFIED - 13.3%
4,500	British Land Co. PLC/The	45,168
340	Gecina SA	46,689
4,500	Great Portland Estates PLC	46,978
13,750	Intu Properties PLC	61,854
1,825	Merlin Properties Socimi SA	21,248
2,000	Mitsui Fudosan Co. Ltd.	49,866
10,400	Segro PLC	61,200
3,000	TLG Immobilien AG	65,464
5,570	UNITE Group PLC/The	50,816
		449,283
	REITS/REAL ESTATE - HEALTHCARE - 3.9%
7,000	Physicians Realty Trust	130,060

	REITS/REAL ESTATE - MALLS - 2.5%
25,000	Scentre Group	85,350

	REITS/REAL ESTATE - MANUFACTURED HOMES - 3.9%
1,860	Sun Communities Inc.	133,195

	REITS/REAL ESTATE - OFFICE - 20.5%
1,600	Alexandria Real Estate Equities Inc.	145,424
9,900	Brandywine Realty Trust	138,897
1,250	Derwent London PLC	56,507
2,200	Kilroy Realty Corp.	136,114
10	Nippon Building Fund Inc.	59,326
1,600	SL Green Realty Corp.	155,008
		691,276
	REITS/REAL ESTATE - RESIDENTIAL - 7.9%
810	AvalonBay Communities Inc.	154,062
150	Essex Property Trust Inc.	35,079
2,150	Vonovia SE	77,275
		266,416
	REITS/REAL ESTATE - RETAIL - 9.7%
1,200	Equity One Inc.	34,392
950	Eurocommercial Properties NV - ADR	44,431
2,650	Hammerson PLC	21,979
1,602	Klepierre	76,612
3,339	Mercialys SA	77,525
200	Unibail-Rodamco SE	54,914
367	Vastned Retail NV	16,414
		326,267
	REITS/REAL ESTATE - STORAGE - 5.2%
3,000	CubeSmart	99,900
16,000	Safestore Holdings PLC	77,195
		177,095

See accompanying notes to financial statements.

AR Capital Global Real Estate Income Fund
Schedule of Investments, March 31, 2016 (Continued)

Shares		Value
	COMMON STOCK - 87.5% (Continued)
	REITS/REAL ESTATE - WAREHOUSE/INDUSTRIAL - 12.8%
3,700	DCT Industrial Trust Inc.	$146,039
4,500	Duke Realty Corp.	101,430
26,500	LondonMetric Property PLC	60,404
13	Nippon Prologis REIT Inc. - REIT	29,097
5,300	Rexford Industrial Realty Inc.	96,248
		433,218

	TOTAL COMMON STOCK (Cost - $2,861,995)	2,957,648

	EXCHANGE TRADED FUND - 4.6%
6,700	ProShares UltraShort Euro *	155,373
	TOTAL EXCHANGE TRADED FUND (Cost - $179,594)	155,373

	SHORT-TERM INVESTMENTS - 8.8%
295,890	Blackrock Liquid Treasury, 0.10% [1]	295,890
	TOTAL SHORT-TERM INVESTMENTS (Cost - $295,890)	295,890

	TOTAL INVESTMENTS - 100.9% (Cost - $3,337,479) [2]	$3,408,911
	LIABILITIES LESS OTHER ASSETS - (0.9)%	(29,009)
	NET ASSETS - 100.0%	$3,379,902

*	Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Liability Company

REIT - Real Estate Investment Trust

[1]	Rate shown represents the rate at March 31, 2016, is subject to change and resets daily.

[2]	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $3,392,775 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$184,610
Unrealized depreciation:	(168,474)
Net unrealized appreciation:	$16,136

As of March 31, 2016, the Fund’s Long-Term Holdings were divided among countries as follows:

Country	Percentage
Australia	2.5%
Britain	14.3%
Finland	0.5%
France	7.6%
Germany	5.5%
Japan	4.1%
Netherlands	1.8%
Spain	0.6%
United States	55.2%
Total Long-Term Holdings:	92.1%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of March 31, 2016.

See accompanying notes to financial statements.

Realty Capital Income Funds Trust
Statements of Assets and Liabilities, March 31, 2016

	AR Capital	AR Capital	AR Capital
	Real Estate	BDC Income	Global Real Estate
	Income Fund	Fund	Income Fund

ASSETS
Investment securities:
At cost	$17,110,977	$18,568,969	$3,337,479
At value	$18,920,849	$18,271,736	$3,408,911
Foreign currency (cost $36,847)	—	—	35,673
Receivable for securities sold	384,698	21,892	149,271
Dividend and interest receivable	138,488	119,843	40,457
Receivable due from adviser	12,388	24,721	43,463
Prepaid expenses and other assets	36,191	39,528	21,941
TOTAL ASSETS	19,492,614	18,477,720	3,699,716

LIABILITIES
Payable for Fund shares redeemed	33,003	1,500	2,444
Payable for securities purchased	374,234	221,977	270,464
Payable for distribution (12b-1) fees	—	3,182	888
Payable for administration fees	3,006	3,010	3,188
Payable for fund accounting fees	3,084	3,069	3,089
Payable for transfer agent fees	4,445	4,019	3,090
Payable for Trustee fees	3,018	3,014	3,018
Accrued expenses and other liabilities	42,706	37,123	33,633
TOTAL LIABILITIES	463,496	276,894	319,814
NET ASSETS	$19,029,118	$18,200,826	$3,379,902

NET ASSETS CONSIST OF:
Paid in capital	$16,134,759	$22,765,628	$4,960,285
Accumulated net investment income (loss)	232,747	—	(66,506)
Accumulated net realized gain (loss) from investments, futures contracts and foreign currency transactions	851,740	(4,267,569)	(1,584,884)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	1,809,872	(297,233)	71,007
NET ASSETS	$19,029,118	$18,200,826	$3,379,902

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$11,395,866	$12,852,670	$1,925,738
Shares of beneficial interest outstanding[1]	1,068,565	1,510,516	217,764
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share[2]	$10.66	$8.51	$8.84
Maximum offering price per share (maximum sales charge of 4.50%)	$11.16	$8.91	$9.26

Class C Shares:
Net Assets	$6,930,610	$4,904,672	$967,284
Shares of beneficial interest outstanding[1]	652,817	578,213	109,445
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share[3]	$10.62	$8.48	$8.84

Advisor Class Shares:
Net Assets	$702,642	$443,484	$486,880
Shares of beneficial interest outstanding[1]	65,984	52,794	54,994
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.65	$8.40	$8.85

1	Unlimited number of shares authorized at $0 par value.

2	Investments in Class A shares greater than $1 million are subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within one year of purchase.

3	Investments in Class C shares are subject to a 1% CDSC on shares redeemed within one year of purchase.

See accompanying notes to financial statements.

Realty Capital Income Funds Trust
Statements of Operations for the Year Ended March 31, 2016

	AR Capital	AR Capital	AR Capital
	Real Estate	BDC Income	Global Real Estate
	Income Fund	Fund	Income Fund

INVESTMENT INCOME
Dividends	$1,408,378	$2,233,924	$450,729
Interest	14,419	211	176
Less: Foreign withholding taxes	—	—	(11,574)
TOTAL INVESTMENT INCOME	1,422,797	2,234,135	439,331

EXPENSES
Investment advisory fees	286,555	209,502	72,338
Distribution (12b-1) fees:
Class A	36,449	29,942	6,713
Class C	81,725	36,975	13,407
Administration services fees	89,476	59,063	36,082
Transfer agent fees	76,612	58,315	47,872
Legal fees	32,603	45,200	33,649
Registration fees	64,343	60,050	69,980
Insurance expense	44,086	25,748	11,301
Accounting services fees	38,007	36,837	37,101
Audit fees	14,142	12,333	8,243
Printing and postage expenses	20,343	15,647	6,362
Trustees’ fees and expenses	8,046	10,904	10,804
Professional fees	11,955	11,663	11,611
Compliance officer fees	16,412	11,966	11,920
Custodian fees	5,832	5,014	18,942
Non 12b-1 shareholder servicing	6,694	7,710	1,556
Other expenses	2,513	3,863	5,487
TOTAL EXPENSES	835,793	640,732	403,368

Less: Fees waived/reimbursed by the Adviser	(305,545)	(281,806)	(283,127)

NET EXPENSES	530,248	358,926	120,241

NET INVESTMENT INCOME	892,549	1,875,209	319,090

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,142,444	(4,163,727)	(1,324,574)
Foreign currency transactions	—	—	(16,258)
Futures	—	—	40,338
Net realized gain (loss)	1,142,444	(4,163,727)	(1,300,494)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,468,778)	(195,811)	335,485
Foreign currency translations	—	—	(20)
Options written	84,156	—	—
Futures	—	—	(88,905)
Net change in unrealized appreciation (depreciation)	(2,384,622)	(195,811)	246,560

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(1,242,178)	(4,359,538)	(1,053,934)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(349,629)	$(2,484,329)	$(734,844)

See accompanying notes to financial statements.

Realty Capital Income Funds Trust
Statements of Changes in Net Assets

	AR Capital		AR Capital		AR Capital
	Real Estate Income Fund		BDC Income Fund		Global Real Estate Income Fund

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015[1]	March 31, 2016	March 31, 2015[2]

FROM OPERATIONS
Net investment income	$892,549	$959,210	$1,875,209	$433,874	$319,090	$337,699
Net realized gain (loss) from investments	1,142,444	2,611,741	(4,163,727)	(96,089)	(1,300,494)	(214,376)
Net change in unrealized appreciation (depreciation) on investments	(2,384,622)	3,263,392	(195,811)	(101,422)	246,560	(175,553)
Net increase (decrease) in net assets resulting from operations	(349,629)	6,834,343	(2,484,329)	236,363	(734,844)	(52,230)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(694,893)	(823,828)	(1,157,495)	(392,515)	(144,576)	(45,257)
Class C	(338,830)	(325,943)	(374,180)	(54,268)	(64,278)	(29,518)
Advisor Class	(278,588)	(951,436)	(364,165)	(1,570)	(162,098)	(347,579)
From net realized gains:
Class A	(776,435)	(122,655)	—	—	—	—
Class C	(437,077)	(58,248)	—	—	—	—
Advisor Class	(97,202)	(121,415)	—	—	—	—
From return of capital:
Class A	—	—	—	—	(30,050)	—
Class C	—	—	—	—	(11,266)	—
Advisor Class	—	—	—	—	(5,987)	—
Net decrease in net assets resulting from distributions to shareholders	(2,623,025)	(2,403,525)	(1,895,840)	(448,353)	(418,255)	(422,354)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,796,313	17,059,406	11,709,634	12,652,553	4,198,916	2,028,695
Class C	2,878,885	7,649,768	5,161,301	2,295,182	1,089,147	1,636,773
Advisor Class	1,674,841	3,353,570	11,925,742	105,440	407,416	15,166,771
Net asset value of shares issued in reinvestment of distributions:
Class A	1,319,066	786,015	797,018	263,935	151,872	40,758
Class C	657,944	341,666	209,734	29,855	59,123	27,255
Advisor Class	347,155	1,071,679	279,231	1,570	167,753	347,579
Payments for shares redeemed:
Class A	(13,996,599)	(13,264,847)	(9,059,520)	(1,076,149)	(3,070,400)	(976,907)
Class C	(6,595,814)	(775,914)	(2,027,238)	(13,967)	(1,150,837)	(486,337)
Advisor Class	(15,791,217)	(8,598,929)	(10,461,336)	—	(7,786,274)	(6,843,718)
Net increase (decrease) in net assets from shares of beneficial interest	(24,709,426)	7,622,414	8,534,566	14,258,419	(5,933,284)	10,940,869

NET INCREASE (DECREASE) IN NET ASSETS	(27,682,080)	12,053,232	4,154,397	14,046,429	(7,086,383)	10,466,285

NET ASSETS
Beginning of Year/Period	46,711,198	34,657,966	14,046,429	—	10,466,285	—
End of Year/Period*	$19,029,118	$46,711,198	$18,200,826	$14,046,429	$3,379,902	$10,466,285
*Includes accumulated net investment income (loss) of:	$232,747	$—	$—	$—	$(66,506)	$(21,225)

1	The inception date of AR Capital BDC Income Fund is April 22, 2014; the commencement of operations and start of performance is May 2, 2014.

2	The inception date of AR Capital Global Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

See accompanying notes to financial statements.

Realty Capital Income Funds Trust
Statements of Changes in Net Assets (Continued)

	AR Capital		AR Capital		AR Capital
	Real Estate Income Fund		BDC Income Fund		Global Real Estate Income Fund

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	March 31, 2016	March 31, 2015	March 31, 2016	March 31, 2015[1]	March 31, 2016	March 31, 2015[2]

SHARE ACTIVITY
Class A:
Shares Sold	436,537	1,580,678	1,269,383	1,291,012	460,396	206,333
Shares Reinvested	126,351	72,704	91,757	27,501	17,630	4,269
Shares Redeemed	(1,308,872)	(1,245,176)	(1,057,200)	(111,937)	(368,032)	(102,832)
Net increase (decrease) in shares of beneficial interest outstanding	(745,984)	408,206	303,940	1,206,576	109,994	107,770

Class C:
Shares Sold	264,181	713,866	557,108	235,054	117,797	167,691
Shares Reinvested	63,306	31,477	24,357	3,106	6,809	2,855
Shares Redeemed	(621,335)	(70,339)	(239,928)	(1,484)	(134,406)	(51,301)
Net increase (decrease) in shares of beneficial interest outstanding	(293,848)	675,004	341,537	236,676	(9,800)	119,245

Advisor Class:
Shares Sold	153,480	313,327	1,318,933	10,791	45,800	1,549,847
Shares Reinvested	32,853	99,755	32,916	162	18,977	36,371
Shares Redeemed	(1,461,815)	(786,645)	(1,310,008)	—	(875,610)	(720,391)
Net increase (decrease) in shares of beneficial interest outstanding	(1,275,482)	(373,563)	41,841	10,953	(810,833)	865,827

1	The inception date of AR Capital BDC Income Fund is April 22, 2014; the commencement of operations and start of performance is May 2, 2014.

2	The inception date of AR Capital Global Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

See accompanying notes to financial statements.

AR Capital Real Estate Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A
	Year Ended	Year Ended	Period Ended
	March 31, 2016	March 31, 2015	March 31, 2014[1]

Net asset value, beginning of period	$11.40	$10.21	$10.00
Activity from investment operations:
Net investment income[2]	0.30	0.26	0.28
Net realized and unrealized gain (loss) on investments	(0.03)	1.57	0.18	[3]
Total from investment operations	0.27	1.83	0.46
Less distributions from:
Net investment income	(0.46)	(0.57)	(0.17)
Net realized gains	(0.55)	(0.07)	(0.08)
Total distributions	(1.01)	(0.64)	(0.25)
Net asset value, end of period	$10.66	$11.40	$10.21
Total return[4]	2.79%	18.47%	4.83	% [5]
Net assets, at end of period (000s)	$11,396	$20,677	$14,362
Ratio of gross expenses to average net assets	2.22%	2.46%	4.22	% [6]
Ratio of net expenses to average net assets[7]	1.36%	1.40%	1.40	% [6]
Ratio of net investment income to average net assets	2.75%	2.41%	3.47	% [6]
Portfolio Turnover Rate	99%	104%	86	% [5]

	Class C
	Year Ended	Year Ended	Period Ended
	March 31, 2016	March 31, 2015	March 31, 2014[1]

Net asset value, beginning of period	$11.34	$10.17	$10.00
Activity from investment operations:
Net investment income[2]	0.23	0.21	0.26
Net realized and unrealized gain on investments	— [3]	1.52	0.15	[3]
Total from investment operations	0.23	1.73	0.41
Less distributions from:
Net investment income	(0.40)	(0.49)	(0.16)
Net realized gains	(0.55)	(0.07)	(0.08)
Total distributions	(0.95)	(0.56)	(0.24)
Net asset value, end of period	$10.62	$11.34	$10.17
Total return[4]	2.37%	17.49%	4.23	% [5]
Net assets, at end of period (000s)	$6,931	$10,739	$2,763
Ratio of gross expenses to average net assets	2.83%	3.21%	4.97	% [6]
Ratio of net expenses to average net assets[7]	1.97%	2.15%	2.15	% [6]
Ratio of net investment income to average net assets	2.16%	1.97%	3.30	% [6]
Portfolio Turnover Rate	99%	104%	86	% [5]

1	The inception date of AR Capital Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.

2	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

3	Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

4	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

5	Not Annualized.

6	Annualized.

7	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

AR Capital Real Estate Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Advisor Class
	Year Ended	Year Ended	Period Ended
	March 31, 2016	March 31, 2015	March 31, 2014[1]

Net asset value, beginning of period	$11.40	$10.22	$10.00
Activity from investment operations:
Net investment income[2]	0.26	0.27	0.25
Net realized and unrealized gain on investments	0.02 [3]	1.58	0.23	[3]
Total from investment operations	0.28	1.85	0.48
Less distributions from:
Net investment income	(0.48)	(0.60)	(0.18)
Net realized gains	(0.55)	(0.07)	(0.08)
Total distributions	(1.03)	(0.67)	(0.26)
Net asset value, end of period	$10.65	$11.40	$10.22
Total return[4]	2.90%	18.71%	5.01	% [5]
Net assets, at end of period (000s)	$703	$15,295	$17,533
Ratio of gross expenses to average net assets	2.01%	2.21%	3.97	% [6]
Ratio of net expenses to average net assets[7]	1.15%	1.15%	1.15	% [6]
Ratio of net investment income to average net assets	2.40%	2.54%	3.09	% [6]
Portfolio Turnover Rate	99%	104%	86	% [5]

1	The inception date of AR Capital Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.

2	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

3	Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

4	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

5	Not Annualized.

6	Annualized.

7	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

AR Capital BDC Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A			Class C			Advisor Class
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	March 31, 2016	March 31, 2015[1]		March 31, 2016	March 31, 2015[1]		March 31, 2016	March 31, 2015[1]

Net asset value, beginning of period	$9.66	$10.00		$9.64	$10.28		$9.65	$10.00
Activity from investment operations:
Net investment income[2]	0.70	0.77		0.67	0.54		0.80	1.55
Net realized and unrealized loss on investments	(1.17)	(0.62)		(1.19)	(0.71)		(1.36)	(1.40)
Total from investment operations	(0.47)	0.15		(0.52)	(0.17)		(0.56)	0.15
Less distributions from:
Net investment income	(0.68)	(0.49)		(0.64)	(0.47)		(0.69)	(0.50)
Total distributions	(0.68)	(0.49)		(0.64)	(0.47)		(0.69)	(0.50)
Net asset value, end of period	$8.51	$9.66		$8.48	$9.64		$8.40	$9.65
Total return[3]	(4.83)%	1.56	% [4]	(5.40)%	(1.62	)% [4]	(5.76)%	1.59	% [4]
Net assets, at end of period (000s)	$12,853	$11,658		$4,905	$2,282		$443	$106
Ratio of gross expenses to average net assets	2.66%	7.61	% [5]	3.22%	6.71	% 5	2.47%	10.23	% [5]
Ratio of net expenses to average net assets[6]	1.45%	1.50	% [5]	2.00%	2.25	% 5	1.25%	1.25	% [5]
Ratio of net investment income to average net assets	7.89%	8.94	% [5]	7.67%	9.61	% 5	9.30%	17.58	% [5]
Portfolio Turnover Rate	166%	33	% [4]	166%	33	%4	166%	33	% [4]

1	The inception date of AR Capital BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Class A shares and Advisor Class shares is May 2, 2014. The Class C shares commencement of operations and start of performance is September 9, 2014.

2	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

3	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been

4	Not Annualized.

5	Annualized.

6	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

AR Capital Global Real Estate Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A			Class C			Advisor Class
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	March 31, 2016	March 31, 2015[1]		March 31, 2016	March 31, 2015[1]		March 31, 2016	March 31, 2015[1]

Net asset value, beginning of period	$9.58	$10.00		$9.57	$10.00		$9.58	$10.00
Activity from investment operations:
Net investment income[2]	0.29	0.27		0.27	0.29		0.47	0.33
Net realized and unrealized loss on investments	(0.58)	(0.30)		(0.60)	(0.36)		(0.74)	(0.34)
Total from investment operations	(0.29)	(0.03)		(0.33)	(0.07)		(0.27)	(0.01)
Less distributions from:
Net investment income	(0.36)	(0.39)		(0.31)	(0.36)		(0.37)	(0.41)
Return of capital	(0.09)	—		(0.09)	—		(0.09)	—
Total distributions	(0.45)	(0.39)		(0.40)	(0.36)		(0.46)	(0.41)
Net asset value, end of period	$8.84	$9.58		$8.84	$9.57		$8.85	$9.58
Total return[3]	(2.87)%	(0.23	)% [4]	(3.33)%	(0.67	)% [4]	(2.60)%	(0.07	)% [4]
Net assets, at end of period (000s)	$1,926	$1,032		$967	$1,141		$487	$8,293
Ratio of gross expenses to average net assets	5.01%	4.58	% [5]	5.63%	9.47	% [5]	4.80%	4.30	% [5]
Ratio of net expenses to average net assets[6]	1.46%	1.50	% [5]	2.08%	2.25	% [5]	1.25%	1.25	% [5]
Ratio of net investment income to average net assets	3.26%	4.46	% [5]	3.10%	4.70	% [5]	5.25%	5.39	% [5]
Portfolio Turnover Rate	289%	212	% [4]	289%	212	% [4]	289%	212	% [4]

1	The inception date of AR Capital Global Real Estate Income Fund is August 7, 2014; the commencement of operations and start of performance is August 11, 2014.

2	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

3	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

4	Not Annualized.

5	Annualized.

6	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2016

1.	ORGANIZATION

Realty Capital Income Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 28, 2012, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of three separate series included in these financial statements. The Funds’ investment adviser is National Fund Advisors, LLC (the “Adviser” or “NFA”).

AR Capital Real Estate Income Fund (“Real Estate Income Fund”) is a non-diversified series of the Trust. The inception date is June 4, 2013, and the commencement date of operations is June 7, 2013. The investment objective is to provide current income with the potential for capital appreciation.

AR Capital BDC Income Fund (“BDC Income Fund”) is a non-diversified series of the Trust. The inception date is April 22, 2014, and the commencement date of operations is May 2, 2014. The investment objective is to provide a high level of income with the potential for capital appreciation. The BDC Income Fund’s sub-adviser is BDCA Adviser, LLC.

AR Capital Global Real Estate Income Fund (“Global Real Estate Income Fund”) is a non-diversified series of the Trust. The inception date is August 7, 2014 and the commencement date of operations on August 11, 2014. The investment objective is to provide current income with the potential for capital appreciation.

The Funds currently offer Class A, Class C and Advisor Class shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 4.50%. Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase in the amount of 1% at the current NAV or the original cost of the shares sold, whichever is less. Class C shares sold within 12 months of their date of purchase, may pay a CDSC equal to 1% of the current NAV of the shares or their original cost, whichever is less. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. Advisor Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share class represents an interest in the same assets of a Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. From January 1, 2016 until March 24, 2016, the Funds did not have a distributor and were not able to offer shares; see Note 4 for further information.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices for the day of valuation. Securities for which market prices are unavailable, or securities for which the Adviser determines that bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board of Trustees (the “Board”). Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption, or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Funds determine fair value in a manner that

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2016 (Continued)

fairly reflects the market value of the security on the valuation date based on consideration of any information or factors they deem appropriate. These may include recent transactions in comparable securities, information relating to the specific security, and developments in the markets. The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. Options and warrants for which the primary market is a national securities exchange will be valued at last sale price on the principal exchange on which they are traded, or, in the absence of any sale during the trading period immediately preceding the valuation time, at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Options and warrants not listed on a national securities exchange will be valued at their last quoted bid price. Futures contracts ordinarily should be valued at the settlement prices quoted by market makers to determine appreciation or depreciation. Bonds will be valued at the mean of the last bid and asked prices available. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at NAV.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2016, for each Fund’s assets and liabilities measured at fair value:

Real Estate Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$12,850,274	$—	$—	$12,850,274
Preferred Stock	5,369,558	—	—	5,369,558
Bonds & Notes	—	251,875	—	251,875
Short-Term Investments	449,142	—	—	449,142
Total Assets	$18,668,974	$251,875	$—	$18,920,849

BDC Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$17,502,065	$—	$—	$17,502,065
Short-Term Investments	769,671	—	—	769,671
Total Assets	$18,271,736	$—	$—	$18,271,736

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2016 (Continued)

Global Real Estate Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$2,957,648	$—	$—	$2,957,648
Exchange Traded Funds	155,373	—	—	155,373
Short-Term Investments	295,890	—	—	295,890
Total Assets	$3,408,911	$—	$—	$3,408,911

The Funds did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year.

It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	See Schedules of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, a Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Federal Income Taxes – It is each Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax year 2014 and 2015 for the Real Estate Income Fund, the open tax year 2015 for the BDC Income Fund and Global Real Estate Income Fund, or expected to be taken on returns filed for each fund for the open tax year 2016. Each Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where a Fund makes significant investments; however, no Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2016 (Continued)

Options – Each Fund may write covered call and put options and purchase call and put options on securities, stock indices, or futures contracts that are traded on U.S. exchanges. The Funds may also enter into over-the-counter put and call options on securities and baskets of securities, indexes, and other financial instruments.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by a Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

A summary of option contracts written by the Real Estate Income Fund for the year ended March 31, 2016, were as follows:

	Number of	Premiums
Call Options Written:	Contracts	Received
Options outstanding, beginning of year	1 00	$81,844
Options written	—	—
Options exercised	(100)	(81,844)
Options outstanding, end of year	—	$—

Futures – Each Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures Trading Commission. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency transactions will usually depend on the Adviser’s or the Sub-Adviser’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

Investment Companies – Each Fund may invest in securities of other open- or closed-end investment companies. Each Fund may purchase shares of closed-end funds that are managed by an affiliate of the Adviser or the sub-advisers only to the extent that they are traded on a national exchange. Each Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, a Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). A Fund will also incur brokerage costs when purchasing and selling shares of investment companies and other pooled vehicles.

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2016 (Continued)

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent a Fund invests in shares of another fund, that Fund’s shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

Impact of Derivatives on the Statements of Assets and Liabilities and the Statements of Operations

The following table is a summary of the location of derivative investments in the Funds’ Statements of Operations for the year ended March 31, 2016:

			Location of gain	Realized and unrealized
Fund	Derivative	Risk Type	(loss) on derivatives	gain (loss) on derivatives
Real Estate Income
	Options written	Equity	Net change in unrealized depreciation on options written	$84,156

Global Real Estate Income
	Futures	Currency	Net realized gain from futures	$40,338
	Futures	Currency	Net change in unrealized depreciation on futures	$(88,905)

The amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Real Estate Income Fund and Global Real Estate Income Fund.

As of March 31, 2016, the Funds have no options or futures outstanding.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended March 31, 2016, were as follows:

Fund	Purchases	Sales
Real Estate Income	$33,211,519	$57,053,452
BDC Income	45,318,246	36,235,451
Global Real Estate Income	20,622,172	24,835,463

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an Investment Advisory Agreement with the Funds, the Adviser directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate as shown in the table below upon the average daily net assets of the applicable Fund. The Funds’ sub-advisers are paid by the Adviser, not the Funds.

The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes, distribution fees, and extraordinary expenses) in order to limit the Funds’

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2016 (Continued)

Other Expenses to 0.35% of average daily net assets of the Fund’s shares (the “Expense Cap”). The Expense Cap will remain in effect through the date shown in the table below, and may be terminated before that date only by the Trust’s Board of Trustees. The Adviser may recoup any previously waived fees and paid expenses from a Fund pursuant to this agreement for 3 years from the date they were waived or paid, if such recoupment can be achieved within the foregoing Expense Cap.

				Advisory Fees Waived
	Advisory	Expense Limitation	Advisory Fees	Fees Waived or
Fund	Agreement	Expires	Earned	Expenses Reimbursed
Real Estate Income	0.80%	08/01/16	$286,555	$305,545
BDC Income	0.90%	08/01/16	209,502	281,806
Global Real Estate Income	0.90%	08/01/16	72,338	283,127

The Adviser may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated in the table below:

	March 31,
Fund	2017	2018	2019
Real Estate Income	$575,467	$425,681	$305,545
BDC Income	—	286,420	281,806
Global Real Estate Income	—	214,784	283,127

Distribution Fees – The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee (the “12b-1” Fee) is calculated by the Funds at an annual rate of 0.25% and 1.00% of the average daily NAV of the Class A and Class C shares, respectively, for the Funds. With respect to the Class A shares of the Real Estate Income Fund, the BDC Income Fund, and the Global Real Estate Income Fund, 0.25% is paid for distribution services. This payment is fixed at 0.25% and is not based on expenses incurred by the Distributor. With respect to Class C shares of the Funds, 0.25% is paid for certain ongoing individual shareholder and administrative services and 0.75% is paid for distribution services, including past distribution services incurred. This payment is fixed at 1.00% and is not based on expenses incurred by the Distributor. From April 1, 2015 to December 31, 2015, Realty Capital Securities, LLC was the Funds Distributor. From January 1, 2016 until March 24, 2016, the Funds did not have a distributor and were not able to offer shares. Effective March 25, 2016, RFS Partners (“RFS”) serves as the principal underwriter for the Funds pursuant to a principal underwriting agreement between the Trust and RFS.

For the period discussed above, the Distributor acted as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C and Advisor Class shares. The Distributor (“RCS or former distributor”) was an affiliate of the Adviser. For the period April 1, 2015 through December 31, 2015, the Distributor received underwriting commissions as shown in the table below for sales of Class A shares and Class C shares respectively, and the amounts retained by the principal underwriter or other affiliated broker-dealers from the sales of Class A shares and Class C shares, respectively.

		Class A		Class C
Fund	Class A	retained	Class C	retained
Real Estate Income	$123,632	$12,166	$49,743	$21,401
BDC Income	309,976	32,928	68,955	16,829
Global Real Estate Income	62,862	6,127	20,173	8,885

Trustees Fees – Each Trustee who is not an interested person of the Trust or Adviser will receive a yearly retainer of $10,000 and a per meeting fee of $1,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. No “interested persons” who serve as Trustees of the Trust will receive any compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Chief Compliance Officer and Chief Financial Officer Fees – Pursuant to an agreement with Vigilant Compliance, LLC (“Vigilant”), employees of Vigilant serve as Chief Compliance Officer and Chief Financial Officer of the Funds. For the provision of these services, Vigilant receives compensation from the Trust.

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2016 (Continued)

For the year ended March 31, 2016, the amounts accrued for payment to Vigilant for these services were as follows:

Fund	Accrued
Real Estate Income	$28,367
BDC Income	23,629
Global Real Estate Income	23,531

These amounts are shown in the Statements of Operations under “Professional fees” and “Compliance officer fees”.

Administration Services Fees – Pursuant to a separate servicing agreement with RCS Advisory Services, LLC (“RCS”), RCS served as the Administrator and Fund Accountant for the Funds through January 31, 2016, and is an affiliate of the Adviser. The Funds paid RCS fees for providing administration and fund accounting services to the Funds for the period April 1, 2015 to January 31, 2016. RCS had entered into a contract with Gemini Fund Services (“GFS”) pursuant to which GFS served as sub-administrator and provided sub-fund accounting services and performed many of the administrative services for the Funds. RCS paid Gemini from the fees received from the Funds. GFS served as the administrator and fund accountant from February 1, 2016 through fiscal year end and was paid for these services by the Funds. For the year ended March 31, 2016, the amount each Fund accrued for payment to RCS through January 31, 2016 were as follows:

Accrued from
Fund	4/1/15 to 1/31/16
Real Estate Income	$122,652
BDC Income	83,336
Global Real Estate Income	60,053

The total amount accrued for the fiscal year is shown in the Statements of Operations under “Administration services fees” and “Accounting services fees.”

Transfer Agent Fees – Pursuant to a separate servicing agreement with American National Stock Transfer, LLC (“ANST”), an affiliate of the Adviser, ANST served as the Transfer Agent for the Funds through January 31, 2016. ANST entered into an agreement with GFS pursuant to which GFS served as sub-transfer agent to the Funds until January 31, 2016. ANST paid Gemini from the fees received from the Funds. GFS served as the transfer agent for the Funds from February 1, 2016 through Fiscal year end and was paid for this service by the Funds. For the year ended March 31, 2016, the following amounts were accrued for payment to ANST for the period April 1, 2015 through January 31, 2016:

Accrued from
Fund	4/1/15 to 1/31/16
Real Estate Income	$70,324
BDC Income	49,726
Global Real Estate Income	40,039

The total amount accrued for the fiscal year is shown in the Statements of Operations under “Transfer agent fees.”

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following years was as follows:

	For the year ended March 31, 2016
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Real Estate Income	$1,312,311	$1,310,714	$—	$2,623,025
BDC Income	1,895,840	—	—	1,895,840
Global Real Estate	370,952	—	47,303	418,255

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2016 (Continued)

	For the year or period ended March 31, 2015
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Real Estate Income	$2,321,774	$81,751	$—	$2,403,525
BDC Income	443,308	5,045	—	448,353
Global Real Estate	406,026	16,328	—	422,354

As of March 31, 2016, the components of accumulated earnings/(deficit) on a tax basis was as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Loss and	Appreciation/	Accumulated
Fund	Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Real Estate Income	$232,747	$870,030	$—	$—	$—	$1,791,582	$2,894,359
BDC Income	—	—	(950,900)	—	(2,616,888)	(997,014)	(4,564,802)
Global Real Estate Income	—	—	(1,558,115)	—	(37,979)	15,711	(1,580,383)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain (loss) from investments, and undistributed net investment income (loss) is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and adjustments for partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Real Estate Income	$—
BDC Income	—
Global Real Estate	33,571

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Real Estate Income	$—
BDC Income	2,616,888
Global Real Estate	4,408

At March 31, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Real Estate Income	$—	$—	$—
BDC Income	897,749	53,151	950,900	Non-expiring
Global Real Estate	1,443,963	114,152	1,558,115	Non-expiring

Realty Capital Income Funds Trust
Notes to Financial Statements, March 31, 2016 (Continued)

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, the reclassification of Fund distributions, and tax adjustments for passive foreign investment companies and partnerships, resulted in reclassification for the year ended March 31, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Real Estate Income	$—	$652,509	$(652,509)
BDC Income	(20,631)	20,631	—
Global Real Estate	3	6,581	(6,584)

6.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Note 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Realty Capital Income Funds Trust
and the Shareholders of AR Capital Real Estate Income Fund,
AR Capital BDC Income Fund, and AR Capital Global Real Estate Income Fund

We have audited the accompanying statements of assets and liabilities of AR Capital Real Estate Income Fund, AR Capital BDC Income Fund, and AR Capital Global Real Estate Income Fund (the “Funds”), each a series of shares of beneficial interest in the Realty Capital Income Funds Trust, including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AR Capital Real Estate Income Fund, AR Capital BDC Income Fund, and AR Capital Global Real Estate Income Fund as of March 31, 2016, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 31, 2016

Realty Capital Income Funds Trust
Expense Example, March 31, 2016 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015, through March 31, 2016.

Actual Expenses

The “Actual Expenses” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid
	Expense Ratio	10/01/15	03/31/2016	During Period *	03/31/2016	During Period *
Real Estate Income Fund Class A	1.36%	$1,000.00	$1,098.40	$7.13	$1,018.20	$6.86
Real Estate Income Fund Class C	1.97%	1,000.00	1,097.40	10.33	1,015.15	9.92
Real Estate Income Fund Advisor Class	1.15%	1,000.00	1,097.90	6.03	1,019.25	5.81
BDC Income Fund Class A	1.45%	1,000.00	1,041.70	7.40	1,017.75	7.31
BDC Income Fund Class C	2.00%	1,000.00	1,038.10	10.19	1,015.00	10.08
BDC Income Fund Advisor Class	1.25%	1,000.00	1,029.90	6.34	1,018.70	6.31
Global Real Estate Income Fund Class A	1.46%	1,000.00	1,066.40	7.54	1,017.70	7.36
Global Real Estate Income Fund Class C	2.08%	1,000.00	1,065.60	10.74	1,014.60	10.48
Global Real Estate Income Fund Advisor Class	1.25%	1,000.00	1,067.60	6.46	1,018.75	6.31

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by 183/366 to reflect the number of days in the period.

Consideration and Renewal of Investment Advisory Agreement with Respect to the AR Capital Real Estate Income Fund, AR Capital BDC Income Fund and AR Capital Global Real Estate Fund and Renewal of Sub-Advisory Agreement with Respect to the AR Capital BDC Income Fund

(Unaudited)

Renewal of Investment Advisory Agreement

At a meeting held on March 11, 2016, (the “Meeting”), the Board of Trustees (the “Board”) of Realty Capital Income Funds Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between National Fund Advisors, LLC (“NFA” or the “Adviser”) and the Trust, on behalf of the AR Capital Real Estate Income Fund (the “Real Estate Income Fund”), AR Capital BDC Income Fund (the “BDC Fund”), and AR Capital Global Real Estate Income Fund (the “Global Income Fund” and together with the Real Estate Income Fund and BDC Fund, each a “Fund” and together, the “Funds”).

In connection with the Board’s consideration of the Advisory Agreement, the Board considered materials provided to the Board over the past year and information provided in an executive session prior to the Meeting.

In its consideration of the approval of renewal of the Advisory Agreement for the Fund, the Board did not identify any single factor as controlling; however, the Board gave significant weight to the efforts of the Adviser in exploring possible reorganization opportunities for the Funds future management. The Board determined that it would be in the best interests of the Funds and their shareholders that the Funds be able to continue in operation until a potential transaction for the acquisition of the Funds could be completed, and that under the circumstances, the Board determined to renew the Advisory Agreement for a six-month period not to exceed September 30, 2016. Matters considered by the Board in connection with its six-month renewal of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of the Services. The Board noted for the formal record that the full Board, including a majority of the Independent Trustees, had initially and on a previous occasion approved and renewed the Advisory Agreement and found the nature, extent and quality of the services provided by the Adviser under each agreement to be satisfactory and adequate. As to the current nature, extent and quality of the services provided to the Funds, the Trustees considered the periodic reporting received from the Adviser on a quarterly basis with respect to the management of each of the Funds, as well as separate meetings with the management of the Adviser to keep the Trustees abreast of any updates relevant to the operation of the Funds. The Trustees noted that where personnel with prior responsibilities to the Funds were no longer associated with the Adviser, the Adviser has ensured that appropriate personnel is in place to take on the responsibilities left by the vacancies. The Trustees noted in particular Mr. Pike’s transition to portfolio manager of the Global Income Fund. The Board noted that it continues to have confidence in the ability of the Adviser to manage the Funds effectively and continued confidence in the portfolio managers of each Fund.

The Board also noted the efforts, which were discussed in detail during executive session, made by management of the Adviser in working towards a fund adoption that was in the best interest of each Fund’s shareholders.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement that the nature, overall quality and extent of the management services provided by the Adviser to the Funds were satisfactory and reliable and could be reasonably expected to continue until September 30, 2016.

Performance. With respect to the Real Estate Income Fund’s performance, the Trustees considered that the Adviser reported that the Fund’s Class A shares had a gross return of 6.20% for the quarter ended December 31, 2015 and 3.60% for the year ended December 31, 2015, underperforming the Fund’s primary benchmark, the FTSE/NAREIT All Equity REIT Index (for this section only, the “Index”) for the quarter ended December 31, 2015, which returned 7.10%, but outperforming the Index return of 2.40% for the year ended December 31, 2015. The Trustees further considered certain other measures of portfolio performance, correlation to greater equity markets, the Fund’s downside capture as compared to the REIT sector, and other key measures of risk and volatility, and found that the Fund compared favorably to the other funds selected by the Adviser as being competitors of the Fund.

With respect to the Global Income Fund’s performance, the Trustees considered that the Fund’s Class A shares had a gross return of 3.50% for the quarter ended December 31, 2015 and returned -2.90% for the year ended December 31, 2015, underperforming the Fund’s primary benchmark, the FTSE ERPA/NAREIT Global REITs Index (for this section only, the “Index”), which returned 5.10% and 0.60% during the same respective periods. The Board noted, however, that despite negative overall performance, recent relative performance reflecting the tenure of the Global Income Fund’s new portfolio manager shows that as compared to other funds with similar investment strategies the Global Income Fund is outperforming 72% of its peer group, as compared to only outperforming 3% of its peer group since its inception through the change in portfolio management on September 30, 2015.

With respect to the BDC Income Fund’s performance, the Trustees noted that the Adviser does not manage the Fund’s portfolio directly and instead the Sub-Adviser performs the day-to-day management of the Fund’s portfolio. The Board considered the Adviser’s role in oversight of the Sub-Adviser’s performance and noted that the Fund’s performance had been discussed earlier in the meeting.

Based on the information provided, the Trustees concluded that each Fund’s performance was satisfactory.

Fees and Expenses. As to the fees and expenses of the Funds, the Board was reminded that it had been provided with comparative information as recently as September in connection with the Board’s consideration of a proposed transaction at that time. The Trustees noted that, at that time, they had found the fees and expenses of the Funds to be reasonable and within the range of fees and expenses charged for comparable mutual funds. Given the limited duration of the current approval, the Board determined that it was comfortable not receiving additional information regarding fees and expenses at this time.

Profitability. As to the costs of the services provided and the profits realized by the Adviser, the Trustees considered that the Adviser has entered into an expense limitation agreement to limit the “Other Expenses” of each Fund in the Trust to an annual percentage of 0.35% of each Fund’s average net assets through August 1, 2016, and the Adviser does in fact subsidize the operating expenses of each Fund pursuant to such agreement; and that consequently, the Adviser was not making a profit with respect to the management of each Fund.

Economies of Scale. The Trustees considered that it would not be reasonable to expect that the Adviser will achieve any meaningful economies of scale with respect to the Funds through September 30, 2016, and therefore economies of scale was not a relevant consideration at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement for a limited term not to exceed September 30, 2016 was in the best interests of each of the Funds and their current and future shareholders.

Renewal of Sub-Advisory Agreement

At the Meeting, the Board, including the Independent Trustees, also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and BDCA Adviser, LLC (“BDCA” or the “Sub-Adviser”), on behalf of the BDC Fund. In connection with the Board’s consideration of the Sub-Advisory Agreement, the Board considered materials provided to the Board over the past year and information provided in an executive session prior to the Meeting.

In its consideration of the approval of renewal of the Sub-Advisory Agreement for the Fund, the Board did not identify any single factor as controlling; however, the Board gave significant weight to the efforts of the Sub-Adviser, in connection with the Adviser, in exploring possible reorganization opportunities for the Fund’s future management. The Board determined that it would be in the best interests of the Fund and its shareholders that the Fund be able to continue in operation until a potential transaction for the acquisition of the Fund could be completed, and that under the circumstances, the Board determined to renew the Sub-Advisory Agreement for a six-

month period not to exceed September 30, 2016. Matters considered by the Independent Trustees in connection with its six-month renewal of the Sub-Advisory Agreement included, among others, the following:

Nature, Extent and Quality of the Services. The Board noted for the formal record that the full Board, including a majority of the Independent Trustees, had initially and on a previous occasion approved and renewed the Sub-Advisory Agreement and found the nature, extent and quality of the services provided by the Sub-Adviser under the agreement to be satisfactory and adequate. As to the current nature, extent and quality of the services provided to BDC Income Fund, the Trustees considered the periodic reporting received from the Sub-Adviser on a quarterly basis with respect to the management of BDC Income Fund, as well as separate meetings with the management of the Sub-Adviser to keep the Trustees abreast of any updates relevant to the operation of BDC Income Fund. The Trustees noted Mr. Bates transition to portfolio manager of the BDC Income Fund. The Board continues to have confidence in the ability of the Sub-Adviser to manage the BDC Income Fund effectively and continued confidence in the portfolio managers of BDC Income Fund.

The Board also noted the efforts, which were discussed in detail during executive session, made by management of the Sub-Adviser in working towards a fund adoption that was in the best interest of the Fund’s shareholders.

The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Sub-Adviser to BDC Income Fund were satisfactory and reliable and could be reasonably expected to continue until September 30, 2016.

Performance. The Trustees then considered the Sub-Adviser’s performance in managing the Fund’s portfolio, and found that the Fund’s Class A shares have returned -3.50% and -6.30% for the year ended December 31, 2015 and year-to-date period ended February 29, 2016, respectively, and that the Fund’s primary benchmark, the Wells Fargo BDC Index, returned -4.10% and -3.40% for the same periods, respectively. The Trustees discussed the reasons for the outperformance in 2015 and the relatively poorer performance for the first two months of 2016. The Trustees also compared the annualized volatility of the Fund to the volatility of its benchmark index and noted that the BDC Income Fund has also maintained an annualized dividend yield of 8% during market conditions where many underlying BDCs had reduced their dividend distributions.

Based on the information provided, the Trustees concluded that the Fund’s performance was satisfactory.

Fees and Expenses. As to the fees and expenses of the BDC Income Fund, the Board was reminded that it had been provided with comparative information as recently as September in connection with the Board’s consideration of a proposed transaction at that time. The Trustees noted that, at that time, they had found the fees and expenses of the BDC Income Fund to be reasonable and within the range of fees and expenses charged for comparable funds. Given the limited duration of the current approval, the Board determined that it was comfortable not receiving additional information regarding fees and expenses at this time.

Profitability. As to the costs of the services provided and the profits realized by the Sub-Adviser, the Trustees considered that the Sub-Adviser is not responsible for the cost of the operating expenses of the BDC Income Fund, and at present asset levels, the Trustees could conclude that the Sub-Adviser’s level of profitability from its relationship with the BDC Income Fund would not be excessive during the six-month renewal period.

Economies of Scale. The Trustees considered the extent to which the BDC Income Fund would realize economies of scale as it grows and whether the sub-advisory fee reflects those economies of scale. Consequently, given the size of the Fund, the Trustees concluded that economies of scale were not a relevant consideration at this time.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that approval of the Sub-Advisory Agreement for a limited term not to exceed September 30, 2016 was in the best interests of the BDC Fund and its current and future shareholders.

Realty Capital Income Funds Trust
Trustees and Officers, March 31, 2016 (Unaudited)

Trustees and Officers

Following is a list of the trustees and executive officers of the Trust and their principal occupation over the last five years.

Name, Address and Year of Birth	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Dr. Robert J. Froehlich c/o 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1953	Trustee since 2013	Retired. Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman, Deutsche Asset Management from 2002 to 2009; Chairman, Chief Executive Officer, President and Owner Kane County Cougars Professional Baseball Team from January 2013 to present.	3	American Realty Capital Finance Trust, Inc. from January 2013 to present; KC Concessions, Inc. from January 2013 to present; American Realty Capital Daily Net Asset Value Trust, Inc. from November 2012 to present (a publicly registered, non-traded real estate investment program); Davidson Investment Advisors from July 2009 to present; American Sports Enterprise, Inc. from January 2013 to present; American Realty Capital Healthcare Trust II, Inc. from January 2013 to present; Highland Capital Management, L.P. from December 2013 to present; NexPoint Capital, Inc. from 2014 to present NexPoint Credit Strategies Fund from December 2013 to present.

Leslie D. Michelson c/o 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1951	Trustee since 2013	Chairman & Chief Executive Officer, Private Health Management (healthcare company) from April 2007 to present.	3	American Realty Capital Properties, Inc. from October 2012 to April 2015; American Realty Capital Healthcare Trust, Inc. director from January 2011 to July 2012, lead independent director from July 2012 to January 2015; Business Development Corporation of America from January 2011 to present; Business Development Corporation of America II from August 2014 to present; BDCA Venture, Inc. from June 2014 to present; Molecular Insight Pharmaceuticals, Inc. from November 2011 to January 2013 (a biotechnology company); American Realty Capital – Retail Centers of America, Inc. from March 2012 to October 2012; American Realty Capital New York Recovery REIT, Inc. from October 2009 to August 2011; American Realty Capital Trust, Inc. from January 2008 to July 2012, lead independent director from July 2012 to January 2013; American Realty Capital Daily Net Asset Value Trust, Inc. from August 2011 to February 2012; ARC Realty Finance Trust, Inc. from January 2013 to November 2014; Landmark Imaging from 2007 to 2010 (privately-held diagnostic imaging and treatment company); ALS-TDI from June 2004 to present (also vice chairman for a portion; philanthropy dedicated to curing Lou Gehrig’s disease); Druggability Technologies Holdings Ltd. from April 2013 to present (a biotechnology company); Prostate Cancer Foundation from January 2002 to April 2013.

Realty Capital Income Funds Trust
Trustees and Officers, March 31, 2016 (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees and Officers(1,2)

Edward M. Weil, Jr. 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1967	Trustee and Chairman since 2015; President since 2015	Chairman and Interested Trustee, American Real Estate Income Fund from April 2015 to December 2015; President, Treasurer and Secretary, American Real Estate Income Fund from October 2012 to present; President, National Fund Advisors, LLC from October 2012 to present; President, American National Stock Transfer, LLC from October 2012 to September 2014; Chief Strategy and Risk Officer, RCS Capital Corporation from October 2014 to present; Chief Operating Officer, Realty Capital Securities from October 2012 to September 2014; Chief Compliance Officer, Business Development Corporation of America, from October 2012 to April 2015; Chief Compliance Officer, BDCA Adviser, LLC, from October 2012 to March 2015; General Counsel and Chief Operating Officer, Steben & Company (firm operated and distributed commodity pools using managed futures strategies), from December 2009 to September 2012.	3	American Real Estate Income Fund from April 2015 to December 2015.

Realty Capital Income Funds Trust
Trustees and Officers, March 31, 2016 (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Officers

Nicholas Radesca 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1965	Executive Vice President since 2013	Executive Vice President and Chief Financial Officer, National Fund Advisors, LLC from December 2013 to present; Chief Financial Officer and Treasurer, Business Development Corporation of America from February 2013 to present; Chief Financial Officer and Treasurer, BDCA Adviser, LLC from February 2013 to present; Chief Financial Officer, American Realty Capital Daily Net Asset Value Trust, Inc. (ARC DNAV), ARC DNAV advisor and ARC DNAV property manager from January 2014 to present; Treasurer, ARC DNAV, ARC DNAV advisor and ARC DNAV property manager from November 2014 to present; Secretary, ARC DNAV, ARC DNAV advisor and ARC DNAV property manager from December 2014 to present; Chief Financial Officer, American Realty Capital Trust V, Inc. (ARCT V) from January 2014 to May 2015; Treasurer and Secretary, ARCT V from December 2014 to May 2015; Chief Financial Officer, ARCT V advisor and ARCT V property manager from January 2014 to May 2015; Treasurer and Secretary, ARCT V advisor and ARCT V property manager from December 2014 to May 2015; Chief Financial Officer, New York REIT, Inc. from February 2014 to March 2014; Chief Financial Officer and Treasurer , ARC Realty Finance Trust, Inc. (RFT) and RFT advisor from January 2013 to present; Secretary, RFT and RFT advisor from November 2014 to present; Chief Financial Officer and Treasurer, American Energy Capital Partners – Energy Recover Program, LP’s general partner from October 2013 to present; Interim Chief Financial Officer for certain non-traded investment programs sponsored or advised by an affiliate of National Fund Advisors, LLC from February 2014 to Aril 2014; Chief Financial Officer, Solar Capital, LLC from March 2008 to February 2010 when Solar Capital, LLC merged with Solar Capital Ltd.; Chief Financial Officer and Secretary, Solar Capital Ltd. from March 2008 and October 2009, respectively, to May 2012; Chief Financial Officer and Secretary, Solar Senior Capital from December 2010 to May 2012.	N/A	N/A

Realty Capital Income Funds Trust
Trustees and Officers, March 31, 2016 (Unaudited) (Continued)

Christopher Pike 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1968	Vice President since 2013	Vice President and Chief Investment Officer, National Fund Advisors, LLC from May 2012 to present; Director of Investment Research, American Realty Capital and Realty Capital Securities from August 2011 to May 2012; Equity Research Analyst, Fagenson & Company, Inc. from December 2009 to August 2011; Equity Research Analyst, Merrill Lynch from March 2006 to December 2008.	N/A	N/A

Gerard Scarpati Brandywine Two 5 Christy Drive Suite 209 Chadds Ford, PA 19317 Year of birth: 1955	Treasurer and Chief Financial Officer since 2013	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from 2010 to present; Independent Compliance Consultant from 2009 to 2010.	N/A	N/A

Robert Amweg Brandywine Two 5 Christy Drive Suite 209 Chadds Ford, PA 19317 Year of birth: 1953	Chief Compliance Officer since 2014	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from August 2013 to present; Consultant to the financial services industry from September 2012 to present; and Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP from February 2007 to August 2012.	N/A	N/A

Erik Naviloff 80 Arkay Drive Suite 110 Hauppauge, NY 11788 Year of birth: 1968	Assistant Treasurer since 2013	Vice President of Gemini Fund Services, LLC from 2011 to present; Assistant Vice President, Gemini Fund Services, LLC from 2007 to 2012; Senior Accounting Manager, Fixed Income, Dreyfus Corporation from 2002 to 2007.	N/A	N/A

Richard Malinowski 80 Arkay Drive Suite 110 Hauppauge, NY 11788 Year of birth: 1983	Assistant Secretary since 2014	Vice President of Gemini Fund Services, LLC from March 2016 to present; Assistant Vice President, Gemini Fund Services, LLC from September 2012 to February 2016; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., from 2011 to 2012; Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc. from 2008 to 2011.	N/A	N/A

(1)	The Trustees of the Trust who are not Independent Trustees.

(2)	Affiliated with the Adviser and/or the Distributor.

REALTY CAPITAL INCOME FUNDS TRUST

PRIVACY POLICY

1. POLICY

Realty Capital Income Funds Trust (the “Trust”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Trust’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2. HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3. WHAT KIND OF INFORMATION WE COLLECT

The Trust may collect nonpublic personal information regarding investors from sources such as the following:

●	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

●	Account History, including information about a shareholder’s losses or gains; and

●	Correspondence and Communication, with the Trust’s representatives and their affiliates.

4. WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Trust personnel and employees of Trust service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders. Third parties that handle this information shall agree to follow the standards the Trust has established.

5. UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Trust if there is any change in your personal information.

Adopted April 11, 2013

Investment Adviser National Fund Advisors, LLC 405 Park Avenue New York, NY 10022 Administrator Gemini Fund Services, LLC 80 Arkay Drive Happauge, NY 11788

Proxy Voting Policy. Information regarding how the Funds vote proxies relating to portfolio securities for the most recent period ended June 30, as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-271-9244 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-271-9244.

This information is for use with concurrent or prior delivery of a Fund’s prospectus. An investor should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. Please read a Fund’s prospectus and/or summary prospectus carefully before investing. A copy of each Fund’s prospectus is available at www.arcincomefunds.com or by calling 1-866-271-9244.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, Realty Capital Income Funds Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive and senior financial officers pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no substantive amendments were made to the Code of Ethics.

(d)	During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Dr. Robert Froehlich is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2). The Board also determined that Dr. Froehlich is not an “interested person” of the Registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees - For the fiscal years ended March 31, 2016, and March 31, 2015, BBD, LLP, the Registrant’s independent registered public accounting firm (“BBD” or the “Auditor”), billed the Registrant for professional services rendered to the individual series of the Registrant (the “Funds”) for the audit of the Funds’ annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders for those fiscal years as follows:

Fund	2016	2015
AR Capital Real Estate Income Fund	13,500	13,500
AR Capital BDC Income Fund	13,500	10,800
AR Capital Global Real Estate Income Fund	13,500	10,000

(b)	Audit-Related Fees – There were no fees billed in each of the last two fiscal years for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under Item 4(a) above.

(c)	Tax Fees - For the fiscal years ended March 31, 2016, and March 31, 2015, BBD billed the Registrant fees for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Funds’ income tax returns and excise tax calculations. The fees for the two years are as follows:

Fund	2016	2015
AR Capital Real Estate Income Fund	2,000	2,000
AR Capital BDC Income Fund	2,000	2,000
AR Capital Global Real Estate Income Fund	2,000	2,000

(d)	All Other Fees - For the fiscals year ended March 31, 2016, and March 31, 2015, BBD did not bill the Registrant for fees other than for the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures - The Registrant’s Audit Committee has adopted, and the Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(2) All of the audit and tax services included in Items 4(b) through (d) above for the fiscal years ended March 31, 2016, and March 31, 2015, were pre-approved by the Audit Committee pursuant to the Policy. There were no services included in Items 4(b) through (d) above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable to open-end investment companies.

Item 6. Investments.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3) No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the Registrant to ten or more persons.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Realty Capital Income Funds Trust

By

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr., President, Trustee and Chairman of the Board

Date June 09, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr., President, Trustee and Chairman of the Board

Date June 09, 2016

By

/s/ Gerard Scarpati

Gerard Scarpati, Treasurer

Date June 09, 2016